SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2015

IFAN FINANCIAL, INC.

(Exact name of Company as specified in its charter)

Nevada	333-178788	33-1222494
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
5694 Mission Center Road, Suite 602-660 San Diego, CA, 92108-4312
(Address of principal executive offices)
Phone: (619) 537-9998
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Secured Promissory Note Agreement

On May 28, 2015, IFAN Financial, Inc. (the “Company”) and SBI Investments, LLC (“SBII”), completed a financing transaction that consisted of a Securities Purchase Agreement (the “SPA”), Two Secured Promissory Notes (the “Notes”), Stock Pledge Agreement (the “Pledge”), and Warrant Agreement, pursuant to which SBII has agreed to loan to the Company an aggregate of $500,000, that is effective as of May 14, 2015. The first note issued by the Company pursuant to the SPA is due and payable on May 14, 2016 and accrues interest at 10% per annum payable at three, six and nine months from the issuance date. The second note will be issued upon the filing of a Form S-1 Registration Statement, pursuant to the SPA, is due and payable on the one year anniversary of the filing date of the Form S-1 Registration Statement, and accrues interest at 10% per annum payable at three, six and nine months from the issuance date. Pursuant to the Pledge, two Affiliates of the Company have pledged 11,000,000 shares of restricted common stock to guarantee payment of the Notes issued pursuant to the SPA.

In addition, pursuant to the SPA and the Warrant Agreement, IFAN will issue to SBII warrants to purchase a total of 500,000 shares of the Company’s common stock. Upon execution of the definitive transaction documents, the first warrants to purchase 250,000 shares of the Company’s common stock are to be issued, with an exercise price of $0.50 per share. The balance of the warrants to be issued pursuant to the SPA and the Warrant Agreement are to be issued when the S-1 is filed. The exercise price of these warrants to purchase 250,000 shares of the Company’s common stock is $1.00 per share. These warrants may be settled in cash or by non-cash means.  All of the warrants described above are exercisable for 36 months after issuance.

Equity Line Agreement and Registration Rights Agreement with SBI Investments, LLC.

Completed on May 28, 2015, effective as of May 14, 2015, the Company has entered into a second Securities Purchase Agreement (the “Equity Line Agreement”) with SBII, pursuant to which the Company may issue and sell to SBII Two Million Dollars ($2,000,000) of the Company’s registered common stock (the “Shares”). The parties also entered into a Registration Rights Agreement dated May 14, 2015, whereby the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state laws (the “Registration Agreement”, and together with the Equity Line Agreement, the “Agreements”). Pursuant to the Agreements, the Company shall register the Shares pursuant to a registration statement on Form S-1 (or on such other form as is available to the Company within 60 days of the execution of the Agreements) (the “Registration Statement”). In addition, the Company agreed to use its best efforts to cause such registration statement to be declared effective within one hundred eighty (180) days after the initial filing with the Securities Exchange Commission (“SEC”).  Pursuant to the terms of the agreements, the Company shall reserve a sufficient number of shares of the Company’s common stock for the purpose of enabling the Company to issue Shares pursuant to the Agreements.

Subject to the terms and conditions of the Equity Line Agreement, the Company, at its sole and exclusive option, may issue and sell to SBII, and SBII shall purchase from the Company, the Shares upon the Company’s delivery of written notices to SBII.  The aggregate maximum amount of all purchases that SBII shall be obligated to make under the Equity Line Agreement shall not exceed $2,000,000.  Once a written notice is received by SBII, it shall not be terminated, withdrawn or otherwise revoked by the Company.

The amount for each purchase of the Shares as designated by the Company in the applicable draw down notices shall be equal to the lesser of (i) $25,000 or, (ii) two hundred percent (200%) of the average daily volume of the Company’s common stock based on the trailing ten (10) trading days preceding the first day of the draw down notice period delivery by the Company to SBII,  and that the draw down amount requested will not cause the aggregate holdings of SBII shares of common stock of the Company to be greater than 4.99% of the issued and outstanding shares of common stock of the Company.

The purchase price for the Shares to be paid by SBII shall be eighty percent (80%) of the average of the three (3) lowest closing daily prices of the Company’s common stock during the five (5) consecutive trading days prior to the date of the Draw Down Notice from the Company to SBII or eighty five percent (85%) of the price on the fifth trading day of the Draw Down Pricing Period. During such five (5) consecutive trading day period, the

Company shall not subdivide or combine its common stock, or pay a common stock dividend or make any other purchase of its common stock.

During the term of the Equity Line Agreement (18 months unless sooner terminated), the Company shall not enter into any purchase or sale of future priced securities of any type whatsoever that are, or may become, convertible or exchangeable into shares of its common stock pursuant to any equity line financing registered with the SEC on a Form S-1.

Also, during such term, the Company shall not enter into, amend, modify, or permit any transaction or arrangement with any of its officers, directors, persons who were officers or directors at any time during the previous two years, shareholders (and any of their family members) who beneficially own 5% or more of the common stock, or affiliates, except for (i) customary employment arrangements and benefit programs on reasonable terms, (ii) any arms-length agreement or transaction on terms no less favorable than terms which would have been obtainable from a disinterested third party, or (iii) any transaction or arrangement approved by a majority of the disinterested directors of the Company.

For all the terms and provisions of the Secured Promissory Note, Stock Pledge Agreement, Warrant Agreement, Equity Line of Credit, and Registration Rights Agreement, reference is hereby made to such documents annexed hereto as Exhibits 10.1, 10.2, 10.3, 10.4, and 4.1. All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this report is incorporated by reference into this Item 3.02.

These securities were issued pursuant to Section 4(2) of the Securities Act and/or Rule 506 promulgated thereunder. The holders represented their intention to acquire the securities for investment only and not with a view towards distribution. The investors were given adequate information about us to make an informed investment decision. We did not engage in any general solicitation or advertising. We directed our transfer agent to issue the stock certificates with the appropriate restrictive legend affixed to the restricted stock.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
4.1	Form of Registration Rights Agreement
10.1	Form of Secured Promissory Note
10.2	Form of Stock Pledge Agreement
10.3	Form of Warrant Agreement
10.4	Form of Equity Line of Credit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IFAN FINANCIAL, INC. Date: June 2, 2015 By: /s/ J. Christopher Mizer J. Christopher Mizer President & CEO